Exhibit 13.2	Certification of the Registrant’s Chief Financial Officer pursuant to Section 18 U.S.C. Section 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002

In connection with this Annual Report on Form 20-F of Aviva plc (the “Company”) for the year ended 31 December 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick Regan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated 25 March 2010

/s/ Patrick Regan

Patrick Regan

Chief Financial Officer